       1                                              EXHIBIT A



                                    LOAN AGREEMENT

               This Loan Agreement is made and effective this 28th day of June, 1996, by and between Hecla Mining Company, a Delaware corporation, whose address is 6500 Mineral Drive, Coeur d'Alene, Idaho 83814-8788 (hereinafter referred to as "Hecla"), and ConSil Corp., an Idaho corporation, whose address is 500-625 Howe Street, Vancouver, British Columbia, V6C 2T6 (hereinafter referred to as "ConSil").

                               RECITALS AND DEFINITIONS

               WHEREAS, ConSil wishes to borrow certain funds described below from Hecla, and Hecla wishes to loan certain funds to ConSil, all on the terms and conditions contained in this Loan Agreement;

               WHEREAS, in order to secure the loan of funds described herein, ConSil shall cause its wholly-owned Mexican subsidiary, Minera ConSil, S.A. de C.V. ("Minera ConSil"), to grant to Hecla's wholly-owned Mexican subsidiary, Minera Hecla, S.A. de C.V., an assignment of the rights of Minera ConSil in that certain Letter Agreement dated February 9, 1996, by and between ConSil Corp. and Grupo Catorce, S.A. de C.V. (hereinafter referred to as the "Sombrerete Agreement");

               NOW, THEREFORE, in consideration of the foregoing and the following mutual promises, covenants, considerations and conditions, the parties, intending to be legally bound, do hereby agree as follows:

                                      AGREEMENT

               1. PRINCIPAL AMOUNT OF LOAN; INTEREST; TERM: Until further notice, and on the condition that ConSil not be in default with respect to any of the terms of this Loan Agreement, or with respect to any outstanding note evidencing any advance made hereunder, Hecla shall make available to ConSil a loan not to exceed FIVE HUNDRED THOUSAND DOLLARS ($500,000) (hereinafter referred to as the "Principal Sum"), on which Principal Sum ConSil shall pay interest thereon from the date of advancement of such funds, at the prime rate of interest specified in the Wall Street Journal, plus one and one-half percent (1.5%) per year until paid, (hereinafter referred to as the "Loan"), which Loan shall be repaid on demand by Hecla, but in no event later than December 31, 1996.

               2. RESTRICTIONS ON CONSIL. ConSil shall not, without the prior, express, and written consent and approval from Hecla, which consent and approval shall be in Hecla's sole and absolute discretion, do, cause or suffer to be done, on its behalf or by any of its subsidiary companies, any of the following described actions:

               (a) Assets; Assign, mortgage, pledge or otherwise convey any part of ConSil's assets, interests in any real property or real property rights, agreements, mining claims, mining concessions or rights with respect thereto.

               (b) Indebtedness; Borrow any money, except from Hecla, or incur any indebtedness, including indebtedness on purchase of assets, nor guarantee, or indorse or become contingently liable on any obligation, except in the ordinary course of business, nor further secure any existing liability as of the date of this agreement. It is understood and agreed that any individual advancing money to ConSil in the form of a loan must be willing to execute a subordination agreement indicated that Hecla has the preferred position with respect to this indebtedness of ConSil. Hecla shall provide necessary subordination agreement forms to ConSil to comply with the foregoing.

               (c) Distribution of ConSil's assets; Declare or pay any dividend upon its outstanding capital stock nor otherwise distribute any of its assets to any of its shareholders, whether in purchase or retirement of stock, or otherwise.

               (d) Increases in compensation; Increase any of the present salaries or other compensation of any of its officers or directors, nor pay any bonus to any employee, except compensation by grant of stock options to members of the Board of Directors, subject to (i) approval of such stock option grants in accordance with the plans governing such grants, (ii) the approval of the shareholders of ConSil of such stock option plans, and (iii) approval or qualification pursuant to the rules, laws and regulations of all regulatory agencies having jurisdiction over ConSil's activities, and those stock exchanges on which ConSil's is listed.

               (e) Loans or advances; Make any loans or advances to any of its shareholders, directors or employees.

               (f) Change of capital stock; Issue any additional capital stock or reclassify its presently outstanding capital stock or enter into any merger, acquisition of assets, or any other similar transaction or reorganization.

               (g) Initiation or expansion of business; Enter into or initiate any new type of business other than the business being performed by it as of the effective date of this Loan Agreement or expand the existing business to include any new properties other than those being explored by it as of the effective date of this Loan Agreement.

               (h)   Hiring new employees;   Hire or agree to  hire any new
          employee at an annual compensation in excess of twenty five thousand dollars ($25,000).

               3. REPRESENTATIONS AND WARRANTIES: As an additional inducement to Hecla to make the Loan, ConSil hereby represents and warrants to Hecla that as of the date hereof, and during the entire time that any amount shall be owing from ConSil to Hecla:

               (a) ConSil is a corporation duly organized and validly existing under the laws of the state of Idaho.

               (b) ConSil is authorized to transact business in all states and provinces where the nature of its business requires such authorization.

               (c) Minera ConSil is a corporation duly organized and validly existing under the laws of the nation of Mexico.

               (d)  Minera ConSil is authorized to transact business in all
          states   where  the   nature  of   its  business   requires  such
          authorization.

               (e) ConSil owns all of the outstanding capital stock of Minera ConSil.

               (f) Minera ConSil is not in default of, and has not received any notice of any default pursuant to the terms of the Sombrerete Agreement or any other material agreement to which it is a party.

               (g) Neither ConSil nor Minera ConSil is in default with respect to any existing indebtedness, and the making and performance of this Loan Agreement, the Note, the Assignment and any other document associated herewith, will not immediately or with the passage of time, or the giving of notice, or both:

                    (i) Violate the articles of incorporation or bylaws of ConSil, or violate any laws or result in a default under any contract, agreement, or agreement to which ConSil or any subsidiary of ConSil is a party or by which ConSil or any subsidiary of ConSil is bound;

                    (ii) Result in the creation or imposition of any security interest in, or lien or encumbrance on, any of the assets of ConSil, except in favor of Hecla.

               (h) ConSil has the power and authority to enter into and perform this Loan Agreement, the Note, the Assignment, and any other agreement delivered in connection with this Loan Agreement, and to incur such obligations, and has taken all corporate action necessary to authorize the execution, delivery, and performance of this Loan Agreement, the Note, the Assignment, and any other agreement delivered in connection with this Loan Agreement.

               (i) This Loan Agreement, the Note, the Assignment and any other agreement delivered in connection with this Loan Agreement
          when  executed   and  delivered  shall  be   valid,  binding  and
          enforceable in accordance with their respective terms.

               (j) There is no pending order, notice, claim, litigation, proceeding or investigation against or affecting ConSil or any subsidiary, whether or not covered by insurance, that would involve payment in excess of ten thousand dollars ($10,000) or materially and adversely affect the business or prospects of ConSil or any subsidiary if adversely determined.

               (k) ConSil and its subsidiaries have good and marketable title to all of their assets, which are not subject to any security interest, encumbrance, lien, or claim of any third person except for liens incurred in the ordinary course of the passage of time such as taxes, and which are not currently enforceable.

               (l) All financial statements, including any schedules and notes pertaining thereto, have been prepared in accordance with generally accepted accounting principals consistently applied, and fully and fairly present the financial condition of ConSil and its subsidiaries at the dates thereof and the results of operations for the periods covered thereby, and there have been no material adverse changes in the consolidated financial condition or business of ConSil or its subsidiaries from January 1, 1996, to the date hereof.

               (m) As of the date of this Loan Agreement, ConSil and its subsidiaries have no material indebtedness of any nature, including, but not limited to, liabilities for taxes and any interest or penalties relating thereto, or any material indebtedness of any nature not fully reflected and reserved against ConSil's current financial statements.

               (n) ConSil and its subsidiaries have filed all federal, state and local tax returns and other reports they are required by law to file prior to the effective date hereof and reports they are required by law to file prior to the effective date of this Loan Agreement, and that are material to the conduct of their respective businesses; have paid or caused to be paid all taxes, assessments, and other governmental charges which are due and payable prior to the effective date thereof; and have made adequate provision for the payment of such taxes, assessments, or other charges accruing but not yet payable; and borrower has no knowledge of any deficiency or additional assessment in a materially important amount in connection with any taxes, assessments, or charges, not provided for on its books.

               (o) Except to the extent that the failure to comply would not materially interfere with the conduct of the business of ConSil or any of its subsidiary companies, ConSil and its subsidiaries have complied and are in compliance with all applicable laws with respect to the conduct of their respective businesses and the use, maintenance and operation of the real and personal properties owned or leased by them in the conduct of their respective businesses.

               (p) No representation or warranty by ConSil contained herein or in any certificate or other document furnished by ConSil pursuant hereto contains any untrue statement of material fact or omits to state a material fact necessary to make such representations or warranties not misleading in light of the circumstances under which it was made.

               (q) All of the representations and warranties set forth in this Loan Agreement shall survive until all obligations are satisfied in full.

               4.  CONDITIONS PRECEDENT:   The obligation of Hecla  to make
          the loan specified herein is subject to the following conditions precedent:

               (a)   Documents required  for closing;    ConSil shall  have
          delivered to Hecla, prior to the disbursement of the loan, the following:

                    (i) A note payable in the form attached hereto as Exhibit A (herein referred to as the "Note"); and

                    (ii) An  undated,  fully-executed assignment  of Minera
                         ConSil's interest in the Sombrerete Agreement in the form attached hereto as Exhibit B (herein referred to as the "Assignment").

               (b) A certified copy of resolutions of borrower's board of directors authorizing the execution, delivery and performance of this Loan Agreement, the note, the assignment of the Sombrerete Agreement, and each other document to be delivered pursuant to this Loan Agreement.

               (c) All representations and warranties set forth in this Loan Agreement are true, accurate and correct as of the date of the loan.

               (d)     A  certificate  of   ConSil's  corporate   secretary
          certifying that:

                    (i) the individuals executing this Loan Agreement and all documents delivered in accordance herewith were the duly appointed officers of ConSil, authorized to execute and deliver the same; and

                    (ii) all  representations,  warranties  and  conditions
                         precedent set forth in this Loan Agreement are true, accurate, correct and fulfilled as of the date of the delivery thereof.

               5. ACCELERATION OF INDEBTEDNESS. The Principal Sum and any interest owing under any indebtedness made and arising under this Loan Agreement shall immediately become due and payable without notice, presentment, demand, protest, or notice of protest of any kind, all of which are expressly waived by ConSil in the event that:
               (a) ConSil, without the prior express and written consent of Hecla, which consent may be withheld by Hecla in its sole and absolute discretion, defaults in the performance or observance of any of the agreements contained in this Loan Agreement;

               (b) Any sum payable on account of principal or interest shall not be paid within ten (10) days after it becomes due and after notice of default has been given in accordance with this Loan Agreement;

               (c) ConSil makes a general assignment for the benefit of creditors or files a petition in voluntary bankruptcy or a
          petition  or  answer  seeking   reorganization  of  ConSil  or  a
          readjustment of its indebtedness under the federal Bankruptcy Code, or consents to the appointment of a receiver or trustee of its properties;

               (d) ConSil shall be adjudged bankrupt or insolvent, or a petition or proceedings for bankruptcy or for reorganization shall be filed against it and it shall admit the material allegations, or an order, judgment, or decree shall be made approving such petition, and such order, judgment or decree shall not be vacated or stayed within twenty (20) days of its entry, or a receiver or trustee shall be appointed for ConSil or it properties, or any part thereof, and remain in possession for twenty (20) days.

               6. DEFAULT. Hecla shall provide in writing to ConSil, by registered mail, notice of any default or violation of this Loan Agreement and allow ConSil ten (10) days to take necessary corrective action or pay any existing indebtedness to Hecla and remove its then outstanding loan balance.

               7. EXECUTION OF NOTES AND ASSIGNMENTS. ConSil shall execute such notes or other evidences of indebtedness and assignments of interests in the Sombrerete Agreement as shall be reasonably required by Hecla.

               8. PREPAYMENT. ConSil, without penalty or premium, may prepay the principal of the Loan in who or, form time to time, in part, any partial payment to be made in the sum of ten thousand dollars ($10,000) or an integral multiple thereof.

               9.  FINANCIAL  STATEMENTS.   ConSil shall  deliver to  Hecla
          monthly  financial   statements,  which  shall   include  reports
          regarding all accounts receivable and projected cash demands.

               10. MODIFICATION. The waiver by Hecla or its consent to modification of this Loan Agreement in a particular instance shall not constitute a waiver by Hecla or represent its consent for any other modifications not distinctly contemplated in each particular instance.

               11. EXPENSES OF HECLA. ConSil, on demand, shall reimburse Hecla for all expenses, including the reasonable fees and expenses of legal counsel for Hecla, incurred by Hecla in connection with the preparation, administration, amendment, modification or enforcement of this Loan Agreement and the collateral documents, and the collection or attempted collection of the note, or the registration or attempted registration of the Assignment of the Sombrerete Agreement.

               12. WAIVER AND RELEASE BY CONSIL. To the maximum extent permitted by applicable laws, ConSil and each subsidiary of
          ConSil:

               (a) Waive (i) protest of all commercial paper at any time held by Hecla on which ConSil or any subsidiary is in any way liable; and (ii) notice of acceleration and of intention to accelerate, and notice and opportunity to be heard, after acceleration in the manner provided in this Loan Agreement, before exercised by Hecla of the remedies of self-help, set off, or of other summary procedures committed by any applicable laws or by any agreement with ConSil or any subsidiary, and, except when required hereby or by any applicable laws, notice of any other action taken by Hecla; and

               (b) Release Hecla, its officers, directors, shareholders and employees form all claims for loss or damage caused by any act or omission on the part of any of them, except willful misconduct.

               13.  GOVERNING LAW.   This Loan Agreement shall  be governed
          by, construed and enforced in accordance with the laws of the State of Idaho.

               14. BINDING EFFECT. This Loan Agreement shall inure to the benefit of, and shall be binding on, the respective successors and permitted assigns of the parties.

               15. ASSIGNMENT. The rights of ConSil under this Loan Agreement are personal to ConSil, and ConSil may not assign or transfer any of its rights or obligations under this Loan Agreement without the prior, express and written consent of Hecla, which consent shall be in Hecla's sole and absolute discretion, and any purported assignment or transfer shall be void.

               16. ENTIRE AGREEMENT. This Loan Agreement shall constitute the entire agreement between the parties with respect to the transactions contemplated herein, and any prior understanding or representation of any kind preceding the date of this Loan

          Agreement shall not be binding on either party except to the extent incorporated in this Loan Agreement.

               17. MODIFICATION OF LOAN AGREEMENT. Any modification of this Loan Agreement or additional obligation assumed by either party in connection with this Loan Agreement shall not be binding unless evidenced in writing and signed by each party's duly authorized representative.

               18. ATTONREY'S FEES. In the event of any claim, suit or action is filed or brought in relation to this Loan Agreement, the unsuccessful party in the action shall pay to the successful party, in addition to all sums which either party may be called on to pay, a reasonable sum for the successful party's attorney's fees and costs of court.

               19. PARAGRAPH HEADINGS. The titles to the paragraphs of this Loan Agreement are solely for the convenience of the parties and shall not be used to explain, modify, simplify or aid in the interpretation of the provisions of this Loan Agreement.

               20. SEVERABILITY. If any provision of this Loan Agreement shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Loan Agreement which can be given effect without the invalid provision, and, to this end, the provisions of this Loan Agreement are severable.

               21.   CURRENCY.   All  references to  currency in  this Loan
          Agreement shall be deemed to refer to legal tender of the United States of America.

               22. COUNTERPARTS. This Loan Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

          CONSIL CORP.                          HECLA MINING COMPANY



          By     /s/ Ralph R. Noyes             By   /s/ John P. Stilwell
                --------------------------         -------------------------
                Ralph R. Noyes                     John P. Stilwell
                Chairman                           Vice President

          ATTEST:                       ATTEST:



                /s/ Nathaniel K. Adams             /s/ Michael B. White
                ---------------------              -----------------------
               Nathaniel K. Adams                  Michael B. White
               Secretary                           Secretary

          STATE OF IDAHO      )
                              )    ss.
          COUNTY OF KOOTENAI  )

               On this 28th day of June in the year of 1996, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared John P. Stilwell and Michael B. White, known or identified to me to be the Vice President and the Secretary, respectively, of HECLA MINING COMPANY, the officers who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.



                                           /s/ Narda Lee Anthony
                                        -----------------------------
                                        Notary Public
                                        Residing at Athol, Idaho
                                        My Commission Expires   8/5/2000
                                                              -------------


          STATE OF IDAHO      )
                              )    ss.
          COUNTY OF KOOTENAI  )

               On this 28th day of June in the year of 1996, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared Ralph R. Noyes and Nathaniel K. Adams, known or identified to me to be the Chairman and the Secretary, respectively, of ConSil Corp., the officers who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.



                                           /s/ Narda Lee Anthony
                                        ------------------------
                                        Notary Public
                                        Residing at Athol, Idaho
                                        My Commission Expires   8/5/2000
                                                              -------------